SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                   ____________________________________



                                 FORM 8-K


                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):

                            September 27, 1994



                           OGDEN PROJECTS, INC.
          (Exact Name of Registrant as Specified in Its Charter)


     Delaware                     1-10282              13-3213657

(State or other          (Commission File Number)   (IRS Employer
 Jurisdiction of                                     Identification No.)
 Incorporation)



     40 Lane Road, Fairfield, New Jersey               07007-2615
   (Address of Principal Executive office)             (Zip Code)


Registrant's telephone number, including area code:  (201) 882-9000




                                   NONE
       (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          On September 27, 1994, Ogden Projects, Inc. ("OPI") and Ogden Corporation ("Ogden") entered into a definitive agreement to merge (the "Merger Agreement") pursuant to which a wholly-owned subsidiary of Ogden will be merged with and into OPI, and each share of OPI's common stock not already owned by Ogden (other than shares as to which appraisal rights are exercised) will be converted into the right to receive 0.84 of a share of Ogden's common stock. Ogden presently owns approximately 84% of the outstanding common stock of OPI.

          Following Ogden's initial proposal, on June 6, 1994, to acquire OPI in a merger in which each OPI share not owned by Ogden would have been converted into 0.78 of a share of Ogden Common Stock, several civil actions were brought by OPI shareholders against Ogden, OPI and OPI's directors alleging that such offer was unfair to the public shareholders of OPI. In connection with the execution of the Merger Agreement, all parties to such actions have agreed in principle to a settlement of the actions based on the terms of the Merger Agreement, subject to a variety of conditions including court approval.

          A copy of the press release issued jointly by Ogden and OPI with respect to the merger and a copy of the Agreement and Plan of Merger are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial statements of business acquired:  Not Applicable

          (b)  Pro forma financial information:  Not Applicable

          (c)  Exhibits:

               (1) Joint Press Release of Ogden Corporation and Ogden Projects, Inc. dated September 27, 1994.

               (2) Agreement and Plan of Merger by and among Ogden Corporation, OPI Acquisition Corp. and Ogden Projects, Inc. dated as of September 27, 1994.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OGDEN PROJECTS, INC.



Dated:  September 30, 1994              By:  /S/Jeffrey R. Horowitz
                                             Jeffrey R. Horowitz
                                             Senior Vice President,
                                               General Counsel and Secretary

                             INDEX TO EXHIBITS



EXHIBIT                                                       FILING
NUMBER                    DESCRIPTION OF EXHIBIT            INFORMATION

(c)(1)         Joint Press Release of Ogden Corporation     Transmitted
               and Ogden Projects, Inc., dated              herewith.
               September 27, 1994.


(c)(2)         Agreement and Plan of Merger by and          Transmitted
               among Ogden Corporation, OPI Acquisition     herewith.
               Corp. and Ogden Projects, Inc., dated
               dated September 27, 1994.